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                    U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                    =======================================

                                  Form 8-K/A

                               Amendment No. 2

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    =======================================


       Date of Report (Date of earliest event reported): August 26, 1997

                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)

         Georgia                       0-28048                   56-2122873
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

       8010 Roswell Road, Suite 120, Atlanta, Georgia     30350
            (Address of principal executive offices)    (Zip Code)

                                 (770) 394-6000

              (Registrant's Telephone Number, including Area Code)

================================================================================

Item 7.  Financial Statements and Exhibits

(a) Pro Forma Financial Statements

    (i) Pro forma condensed consolidated balance sheet dated June 30, 1997 (unaudited).

    (ii) Pro forma consolidated statements of operations for the year ended December 31, 1996 (unaudited) and the six months ended June 30, 1997 (unaudited).

ROBERTS REALTY INVESTORS, INC.


PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1997
(IN THOUSANDS)
(UNAUDITED)
-------------------------------------------------------------------------------


This unaudited pro forma consolidated balance sheet is presented as if the Company's sale of the Autumn Ridge property had occurred on June 30, 1997. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.


                                                             ADJUSTMENTS
                                                              FOR SALE OF
                                          HISTORICAL        AUTUMN RIDGE(A)       PRO FORMA

ASSETS

NET REAL ESTATE ASSETS                     $ 113,411            $  (8,583)          $ 104,828

CASH AND CASH EQUIVALENTS                      4,620                5,045               9,665

RESTRICTED CASH                                  718                                      718

OTHER ASSETS - NET                             1,073                  (74)                999
                                           ---------            ---------           ---------

                                           $ 119,822            $  (3,612)          $ 116,210
                                           =========            =========           =========


LIABILITIES AND
  SHAREHOLDERS' EQUITY

LIABILITIES:

  Mortgage notes payable                      69,313               (4,910)             64,403
  Other liabilities                            4,088                 (104)              3,984
                                           ---------            ---------           ---------
                                              73,401               (5,014)             68,387

MINORITY INTEREST                             20,704                  590 (B)          21,294


SHAREHOLDERS' EQUITY:

  Common stock                                    42                                       42
  Additional paid-in capital                  30,073                                   30,073
  Accumulated deficit                         (4,398)                 812 (C)          (3,586)
                                           ---------            ---------           ---------
                                              25,717                  812              26,529
                                           ---------            ---------           ---------

                                           $ 119,822            $  (3,612)          $ 116,210
                                           =========            =========           =========

Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Represents the Company's sale of the Autumn Ridge property having a net book value of $8,583,000 and mortgage debt of $4,910,000 (which was repaid). The sale price was $10,601,000 less a loan prepayment fee of $252,000, unamortized loan costs of $74,000, and selling costs of $226,000 resulting in a net gain of $1,466,000.

(B) Adjustment to reflect minority interest share of gain on transaction of $654,000 net of adjustment of $64,000 to reflect minority interest in consolidated net assets.

(C)    Net gain on sale of $1,466,000 less minority interest share of $654,000.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
--------------------------------------------------------------------------------


The accompanying pro forma consolidated statement of operations is presented as if the Company's sale of the Autumn Ridge property and the purchase of Roberts Properties Management, L.L.C. had occurred as of January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                                     ROBERTS
                                                                    PROPERTIES
                                                                    MANAGEMENT
                                                                      L.L.C.                       ADJUSTMENTS
                                                                    HISTORICAL                     FOR SALE OF
                                                    HISTORICAL         (A)          ADJUSTMENTS   AUTUMN RIDGE(B)      PRO FORMA
OPERATING REVENUES:                                   $   8,691        $211          $ (211)(C)        $(832)           $   7,859
                                                      ---------        ----          ------            -----            ---------

OPERATING EXPENSES:
 Personnel                                                  869                                         (101)                 768
 Utilities                                                  557                                          (92)                 465
 Repairs, maintenance, and landscaping                      493                                          (65)                 428
 Real estate taxes                                          733                                          (45)                 688
 Management fees to related party                           211                        (191)(D)          (20)
 Marketing, insurance & other                               490                                          (49)                 441
 General & administrative expenses                          560         183                                                   743
 Depreciation of real estate assets                       2,913                                         (312)               2,601
                                                      ---------        ----          ------            -----            ---------

  Total operating expenses                                6,826         183            (191)            (684)               6,134
                                                      ---------        ----          ------            -----            ---------

INCOME FROM OPERATIONS                                    1,865          28             (20)            (148)               1,725
                                                      ---------        ----          ------            -----            ---------
OTHER INCOME (EXPENSES):
 Interest income                                            146                                           (4)                 142
 Interest expense                                        (2,358)                                         176               (2,182)
 Loss on disposal of assets                                 (45)                                           9                  (36)
 Amortization of deferred financing costs                   (56)                                           4                  (52)
 Other amortization expense                                 (16)         (7)              7 (E)                               (16)
 Acquisition of Roberts Properties
  Management, L.L.C.                                     (5,900)                      5,900 (F)
                                                      ---------        ----          ------            -----             ---------

  Total other income (expenses)                          (8,229)         (7)          5,907              185               (2,144)
                                                      ---------        ----          ------            -----            ---------

LOSS BEFORE MINORITY INTEREST                            (6,364)         21           5,887               37                 (419)

   MINORITY INTEREST                                      2,692                      (2,505)(G)                               187
                                                      ---------        ----          ------            -----            ---------

NET INCOME LOSS                                       $  (3,672)       $ 21          $3,382            $  37            $    (232)
                                                      =========        ====          ======            =====            =========

PER SHARE DATA:

   Net loss                                           $   (0.88)                                                        $   (0.06)
                                                      =========                                                         =========

   Weighted average common shares assumed
    to be outstanding                                 4,186,329                                                         4,186,329
                                                      =========                                                         =========

(A) Reflects historical statement of operations for the three months ended
    March 31, 1997, of Roberts Properties Management, L.L.C. (Roberts Management) for the period prior to the acquisition of Roberts Management on April 1, 1997.

(B) On August 26, 1997, the Autumn Ridge property was sold and all of its operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a gain of $1,792,000 and extraordinary charges of $326,000 related to debt prepayment for a net gain of $1,466,000 which is not reflected in the pro forma statement of operations.

(C) Reflects the reduction in management fee income received as a result of the elimination upon the merger, of management fees paid to Roberts Management by Roberts Properties Residential, L.P.

(D) Reflects the elimination of management fees paid to Roberts Management upon the merger. The fees related to Autumn Ridge are eliminated in adjustment
    (B).

(E) Reflects the elimination of amortization expense resulting from the write-off of Roberts Management's unamortized management contracts.

(F) Reflects the elimination of the nonrecurring expense associated with the purchase of Roberts Management.

(G) Reflects the adjustment to the 44.6% minority interest that would exist had the purchase of Roberts Management occurred on January 1, 1997.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

The accompanying pro forma consolidated statement of operations is presented as if the Company's acquisitions of: Roberts Properties Bentley Place, L.P. effective March 1, 1996 for $7,235,000; The Crestmark Club, L.P. effective June 1, 1996 for $19,025,500; Roberts Properties Management, L.L.C. effective April 1, 1997 for $5,900,000; and the sale of the Autumn Ridge property on August 26, 1997 for $10,601,000 had occurred as of January 1, 1996. The acquisitions of Roberts Properties Bentley Place, L.P. and The Crestmark Club, L.P. have been accounted for using the purchase method of accounting. The Company acquired Roberts Properties Management, L.L.C. through a merger. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                           ROBERTS
                                                          PROPERTIES
                                                          MANAGEMENT                                     ADJUSTMENTS
                                                             L.L.C.                                          FOR
                                           HISTORICAL     HISTORICAL    ADJUSTMENTS    ACQUISITIONS     ACQUISITIONS
                                                              (A)                          (B)
OPERATING REVENUES:                         $  15,197        $874       $(874)(D)(E)      $1,118
                                            ---------        ----       -----             ------

OPERATING EXPENSES:
 Personnel                                      1,365                                        106
 Utilities                                        932                                         75
 Repairs, maintenance, and landscaping            956                                         65
 Real estate taxes                              1,149                                        106
 Management fees to related party                 760                    (760)(D)
 Marketing, insurance & other                     689                                         64
 General & administrative expenses                926         421
 Depreciation of real estate assets             4,974           2          (2)(F)            286           $ 167 (G)
                                            ---------        ----       -----             ------           -----

   Total operating expenses                    11,751         493        (762)               702             167
                                            ---------        ----       -----             ------           -----

INCOME FROM OPERATIONS                          3,446         381        (112)               416            (167)
                                            ---------        ----       -----             ------           -----
OTHER INCOME (EXPENSES):
 Interest income                                  353           3                              5
 Interest expense                              (3,724)                                      (365)            (17)(H)
 Amortization of deferred financing costs        (141)                                       (16)             14 (I)
 Other amortization expense                       (67)        (19)         19 (J)
                                            ---------        ----       -----             ------           -----

  Total other income (expenses)                (3,579)        (16)         19               (376)             (3)
                                            ---------        ----       -----             ------           -----

INCOME (LOSS) BEFORE MINORITY INTEREST
& EXTRAORDINARY ITEM                             (133)        365         (93)                40            (170)

MINORITY INTEREST                                  52                                                        (26)(K)
                                            ---------        ----       -----             ------           -----

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM           (81)        365         (93)                40            (196)

EXTRAORDINARY ITEM                                (99)
                                            ---------        ----       -----             ------           -----

NET INCOME (LOSS)                           $    (180)       $365        $(93)            $   40           $(196)
                                            =========        ====       =====             ======           =====

PER SHARE DATA:

 Loss before extraordinary item             $   (0.02)
                                            =========

 Net loss                                   $   (0.05)
                                            =========

 Weighted average common shares assumed
  to be outstanding (L)                     3,799,567
                                            =========



                                              ADJUSTMENTS
                                              FOR SALE OF
                                             AUTUMN RIDGE      PRO FORMA
                                                  (C)
OPERATING REVENUES:                             $(1,470)       $   14,845
                                                -------        ----------

OPERATING EXPENSES:
 Personnel                                         (168)            1,303
 Utilities                                         (186)              821
 Repairs, maintenance, and landscaping              (86)              935
 Real estate taxes                                  (77)            1,178
 Management fees to related party
 Marketing, insurance & other                      (110)              643
 General & administrative expenses                                  1,417
 Depreciation of real estate assets                (579)            4,848
                                                -------        ----------

   Total operating expenses                      (1,206)           11,145
                                                -------        ----------
INCOME FROM OPERATIONS                             (264)            3,700
                                                -------        ----------
OTHER INCOME (EXPENSES):
 Interest income                                     (8)              353
 Interest expense                                   269            (3,837)
 Amortization of deferred financing costs             6              (137)
 Other amortization expense                                           (67)
                                                -------        ----------

  Total other income (expenses)                     267            (3,688)
                                                -------        ----------

INCOME (LOSS) BEFORE MINORITY INTEREST
& EXTRAORDINARY ITEM                                  3                12

MINORITY INTEREST                                   (31)               (5)
                                                -------        ----------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM             (28)                7

EXTRAORDINARY ITEM                                                    (99)
                                                -------        ----------

NET INCOME (LOSS)                               $   (28)       $      (92)
                                                =======        ==========

PER SHARE DATA:

 Loss before extraordinary item                                $    (0.00)
                                                               ==========

 Net loss                                                      $    (0.02)
                                                               ==========

 Weighted average common shares assumed
  to be outstanding (L)                                         4,154,659
                                                               ==========


Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the historical statement of operations for the year ended December 31, 1996 of Roberts Properties Management, L.L.C. (Roberts Management).

(B) Reflects the Roberts Properties Bentley Place, L.P. unaudited historical statement of operations for the two months ended February 29, 1996, and The Crestmark Club, L.P. unaudited historical statement of operations for the five months ended May 31, 1996, prior to their acquisition by the Company excluding management fees paid to Roberts Management.

(C) On August 26, 1997, the Autumn Ridge property was sold and all of its operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a gain of $1,792,000 and extraordinary charges of $326,000 related to debt prepayment for a net gain of $1,466,000 which is not reflected in the pro forma statement of operations.

(D) Reflects the elimination of $760,000 of management fees paid to Roberts Management by Roberts Properties Residential, L.P. (the Operating Partnership).

(E) Reflects the elimination of $114,000 of management fees paid to Roberts Management on certain properties prior to their inclusion in the Operating Partnership.

(F) Reflects the elimination of depreciation expense on certain assets held by Roberts Management deemed to have no future value ($2,000).

(G) Reflects an increase in depreciation as a result of the purchase of the Bentley Place Community ($12,000), and the Crestmark Community ($155,000).

(H) Reflects the reduction in interest expense ($1,000) associated with the payoff of the note payable at the closing of the Bentley Place acquisition. Reflects an increase in interest expense ($73,000) for the $4,100,000 loan that was placed on the Bentley Place Community. The loan has a fixed interest rate of 7.10% for a 10-year term with monthly payments of principal and interest based on a 30-year amortization schedule. Reflects a decrease in interest expense due to the payment of the Crestmark land loans at the closing of the Acquisition of the Crestmark Community ($55,000)

(I) Reflects a reduction in amortization expense ($1,000) for the write-off of intangible assets as a result of the Bentley Place acquisition. Reflects an increase in amortization expense ($2,000) for the estimated loan costs of $73,000 associated with the loan to be secured by the Bentley Place Community. Reflects the reduction in amortization expense ($15,000) resulting from the write-off of the Crestmark Club, L.P.'s unamortized loan costs.

(J) Reflects the elimination of amortization expense resulting from the cancellation and write-off of Roberts Management's unamortized management contracts.

(K) Represents the adjustment to reflect the 45.0% minority interest that would result if the acquisition of Roberts Management, the Bentley Place Community, and the Crestmark Community had occurred as of January 1, 1996.


(L) Pro forma weighted average shares outstanding reflects historical weighted average shares outstanding for the year ended December 31, 1996 adjusted to give effect to (i) 744,940 shares of common stock issued in connection with the acquisition of Bentley Place and (ii) 699,175 shares issued in the offering of common stock in March and May as if such shares had been issued on January 1, 1996. Earnings per share is unaffected by partners who receive units in the Operating Partnership instead of shares of common stock of the Company because unitholders and shareholders effectively share equally in the income or loss of the Operating Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            ROBERTS REALTY INVESTORS, INC.

Date: November 4, 1997                      By:  /s/ Charles S. Roberts
                                                 -------------------------
                                                 Charles S. Roberts
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President